EXHIBIT 4.1

(Front of certificate)


27662 46222 52015

                           DARLING INTERNATIONAL INC.

INCORPORATED UNDER THE LAWS                             COMMON STOCK
OF THE STATE OF DELAWARE

NUMBER                                                  SHARES
D


This certificate is transferable in                   CUSIP 237266 10 1
Boston, Mass and New York, NY                See reverse for certain definitions




This certifies that
                       -------------------------------------------------

(screened graphic of farm animals)

is the owner of
                  --------------------------------------------------------

      FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF DARLING INTERNATIONAL INC.

transferable  on the books of the  Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws, as amended, from time to time, of the Corporation (a copy of which Certificate of Incorporation and Bylaws is on file with the Transfer Agent), to all of which, holder, by his acceptance hereof, consents.

         In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile seal of the Corporation to be affixed to this Certificate.

Dated:
                             (corporate seal here)

/s/ Kenneth A. Ghazey                           Countersigned and Registered
      President                                       BankBoston, N.A.
                          Transfer Agent and Registrar
/s/ Brad Phillips
      Treasurer                                 By
                              Authorized Signature

                       Security-Columbian Banknote Company

                                        -Pg 5-

(Reverse side of certificate)

                           DARLING INTERNATIONAL INC.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION, OR THE TRANSFER AGENT OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common

TEN ENT -  as tenants by the entireties

JT TEN -   as joint tenants with right of
           survivorship and not as tenants in common

UNIF GIFT MIN ACT -         Custodian
                    --------         ---------
                     (Cust)           (Minor)
                    under Uniform Gifts to Minors Act

                    -------------------------
                             (State)

     Additional abbreviations may also be used though not in the above list.


For value received, _______ hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee


PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE



Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
            ---------------------------------
                                               X
                  NOTICE:                        ------------------------------
      THE SIGNATURES(S) TO THIS                      (SIGNATURE)
      ASSIGNMENT MUST CORRES-
      POND WITH THE NAME(S) AS
      WRITTEN UPON THE FACE OF THE
      CERTIFICATE IN EVERY PARTICU-
      LAR WITHOUT ALTERATION                   X
      OR ENLARGEMENT OR ANY                     -------------------------------
      CHANGE WHATEVER.                               (SIGNATURE)


          THE SIGNATURE(S) SHOULD BE GUARANTED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

SIGNATURE(S) GUARANTEED BY:
                                     -Pg 6-